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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                               __________________


                                   FORM 8-K
                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): March 14, 2001



                             DYNEGY HOLDINGS INC.
            (Exact name of registrant as specified in its charter)



        DELAWARE                     0-29311                     94-3248415
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)

       1000 LOUISIANA, SUITE 5800
             HOUSTON, TEXAS                                 77002
(Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code: (713) 507-6400
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ITEM 5.   OTHER EVENTS

     On March 15, 2001, Dynegy Holdings Inc., a Delaware corporation (the "Company"), entered into an Underwriting Agreement, attached as Exhibit 1.1 hereto, with the Underwriters named therein with respect to the issue and sale by the Company of $500,000,000 aggregate principal amount of 6.875% Senior Notes due April 1, 2011 (the "Senior Notes") in an underwritten public offering. The Senior Notes, a form of which is attached as Exhibit 4.2 hereto, were registered under the Securities Act of 1933, as amended, pursuant to the Company's shelf registration statements on Form S-3 (File No. 333-89021 and File No. 333-46636) and are expected to be issued pursuant to a Second Amended and Restated Indenture dated March 14, 2001 between the Company and Bank One Trust Company, National Association, as trustee. The closing respecting the Senior Notes is expected to occur on March 20, 2001.

     The Company files herewith those exhibits listed in Item 7(c) below relating to its Registration Statement on Form S-3 (File No. 333-46636) as filed with the Securities and Exchange Commission on September 26, 2000.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibit No.   Description of Exhibit
-----------   ----------------------

        1.1 Underwriting Agreement dated as of March 15, 2001 by and among the Company and the underwriters named therein.

        4.1 Second Amended and Restated Indenture dated as of March 14, 2001 between the Company and Bank One Trust Company, National Association, as trustee (incorporated by reference to the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on March 15, 2001).

        4.2   Form of 6.875% Senior Note due April 1, 2011.

       23.1   Consent of Vinson & Elkins L.L.P. (included in Exhibit 99.2).

       99.1 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee under the Indenture by and between the Company and Bank One Trust Company, National Association, as Trustee, dated as of September 26, 1996, as amended and restated as of March 23, 1998, and as further amended and restated as of March 14, 2001.

       99.2 Opinion of Vinson & Elkins L.L.P. regarding the validity of securities.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 20, 2001

                                 DYNEGY HOLDINGS INC.


                                 By:   /s/ LISA Q. METTS
                                    -------------------------------------------
                                       Lisa Q. Metts
                                       Vice President and Assistant Secretary

                                       3
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                                 EXHIBIT INDEX

        1.1 Underwriting Agreement dated as of March 15, 2001 by and among the Company and the underwriters named therein.

        4.1 Second Amended and Restated Indenture dated as of March 14, 2001 between the Company and Bank One Trust Company, National Association, as trustee (incorporated by reference to the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on March 15, 2001).

        4.2   Form of 6.875% Senior Note due April 1, 2011.

       23.1   Consent of Vinson & Elkins L.L.P. (included in Exhibit 99.2).

       99.1 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee under the Indenture by and between the Company and Bank One Trust Company, National Association, as Trustee, dated as of September 26, 1996, as amended and restated as of March 23, 1998, and as further amended and restated as of March 14, 2001.

       99.2 Opinion of Vinson & Elkins L.L.P. regarding the validity of securities.

                                       4